UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	JULY 29, 2008

First Clover Leaf Financial Corp.

(Exact name of registrant as specified in its charter)

MARYLAND	0-50820	20-4797391
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6814 Goshen Road, Edwardsville, Illinois		62025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(618) 656-6122

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2008, the Agreement and Plan of Merger (the “Merger Agreement”), dated April 30, 2008, between First Clover Leaf Financial Corp. (“First Clover Leaf”) and Partners Financial Holdings, Inc. (“Partners”), governing the proposed merger of Partners with and into First Clover Leaf with First Clover Leaf being the surviving corporation in the merger (the “Merger”), was amended by the parties pursuant to the First Amendment to Agreement and Plan of Merger (the “Amendment”). The Amendment revises the definitions of “Election Form Record Date” and “Election Deadline” contained in the Merger Agreement.

A copy of the Amendment is filed as Exhibit 2.1 to this Report and incorporated herein by reference. A copy of the Merger Agreement was filed as Exhibit 2.1 to First Clover Leaf’s Current Report announcing the proposed Merger, dated as of April 30, 2008.

This Report does not constitute an offer of any securities for sale. The proposed Merger will be submitted to stockholders of Partners for their consideration. First Clover Leaf will file a registration statement on Form S-4 with the SEC, including a proxy statement of Partners and prospectus of First Clover Leaf and other relevant documents concerning the proposed transaction. Stockholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of registration statement and proxy statement/prospectus, as well as other filings containing information about First Clover Leaf, at the SEC's website (http://www.sec.gov).

Copies of the registration statement and proxy statement/prospectus can be obtained, when available and without charge, by directing a request to First Clover Leaf Financial Corp., Dennis M. Terry, President and Chief Executive Officer, 6814 Goshen Road, Edwardsville, IL 62025, 618-656-6122 or to Partners Financial Holdings, Inc., Bart J. Solon, President and Chief Executive Officer, #1 Ginger Creek Meadows, Glen Carbon, Illinois 62034, 618-659-4000.

First Clover Leaf and Partners and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Partners’ stockholders in connection with the Merger. Information about the directors and executive officers of First Clover Leaf and information about other persons who may be deemed participants in this transaction is set forth in First Clover Leaf’s definitive proxy statement filed with the SEC on April 25, 2008. You can obtain a copy of this document without charge from the SEC's website (http://www.sec.gov) or by writing Dennis M. Terry at the above address. Information about the directors and executive officers of Partners and information about other persons who may be deemed participants in this transaction will be available in the proxy statement/prospectus of First Clover Leaf and Partners described above and other relevant materials to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Not Applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Shell Company Transaction. Not applicable.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
2.1	First Amendment to Agreement and Plan of Merger Between First Clover Leaf Financial Corp. and Partners Financial Holdings, Inc., dated July 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CLOVER LEAF FINANCIAL CORP.

July 30, 2008	By:	/s/ Dennis M. Terry
Name: Dennis M. Terry
Title: President

Exhibit Index

The following exhibits are filed as part of this Report:

Exhibit No.	Description of Exhibit
2.1	First Amendment to Agreement and Plan of Merger Between First Clover Leaf Financial Corp. and Partners Financial Holdings, Inc., dated July 29, 2008

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